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                                                                    EXHIBIT 24.3
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A Amendment No.1 into Reunion Resources Company's previously filed Registration Statements on Form S-3 (No. 33-77566 and No. 33-96750) and Form S-8 (No. 33-77232),



                                              ARTHUR ANDERSEN LLP



Houston, Texas
December 21, 1995